UNITED STATES
SECURITIES AND EXCHANGE1 COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2025

DEVVSTREAM CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254 Sacramento, California (Address of principal executive offices)	95816 (Zip Code)
(647) 689-6041
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	DEVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transactions

On December 3, 2025, DevvStream Corp., an Alberta corporation (the “Company”) entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement” and the transactions contemplated thereby including the Merger, PIPE Investment and Domestication, collectively, the “Transactions”), by and among the Company, Southern Energy Renewables Inc., a Louisiana corporation (“Southern”), and Sierra Merger Sub, Inc., a Delaware corporation and a newly-formed wholly-owned subsidiary of the Company (“Merger SubCo”). The terms of the Transactions, which contain customary representations and warranties, covenants and closing conditions, are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in Merger Agreement.

Structure of the Transactions

The Transactions are structured as follows:

(a)
concurrent with the signing of the Merger Agreement, an investor and current shareholder of Southern (the “Southern Investor”) purchased common shares, without par value, of the Company (the “Pre-Domestication Company Shares”) at a price per share of $15.58, for an aggregate equity investment of approximately $2,000,000 (the “PIPE Investment” and such shares, the “PIPE Shares”);

(b)	prior to the Effective Time of the Merger, the Company will migrate to and domesticate as a Delaware corporation (the “Domestication”); and

(c)
at the Effective Time, Merger SubCo will merge with and into Southern with Southern surviving the merger as the surviving corporation (the “Merger”), pursuant to which existing equity in Southern will be exchanged for equity in the Company resulting in shareholders of Southern (the “Southern Shareholders”) holding, inclusive of the PIPE Shares, seventy percent (70%) of the Company Shares on a fully-diluted basis upon completion of the Transactions (but without regard to any Company Shares reserved for issuance under the Company Equity Incentive Plan that are not subject to any option, grant or other award thereunder).

Registration Rights Pursuant to the Merger Agreement, the Company has agreed to promptly after the Closing of the Merger , register the resale of the shares issued to Southern’s shareholders in the Merger who are deemed to be an affiliate of the Company immediately after the Closing of the Merger.

Domestication

In connection with the Domestication, (i) each issued and outstanding Pre-Domestication Company Share will convert automatically, on a one-for-one basis, into one share of common stock of the Company following the Domestication, par value $0.0001 per share (the “Post-Domestication Company Shares” and, together with the Pre-Domestication Company Shares, the “Company Shares,” as applicable), (ii) each  issued and outstanding Company Convertible Security and Company Warrants that are exercisable for, or convertible into, Pre-Domestication Company Shares will convert automatically, on a one-for-one basis, into a convertible security or warrant (as applicable) that is exercisable for or convertible into an equivalent number of Post-Domestication Company Shares on terms that are substantially similar to the terms of the Company Convertible Security and Company Warrant so converted,  and (iii) all the property, rights, privileges, agreements, powers and franchises, debts, Liabilities, duties and obligations of the Company immediately prior to the Domestication (including under the Transaction Documents) will continue and will be the property, rights, privileges, agreements, powers and franchises, debts, Liabilities, duties and obligations of the Company following the Domestication.

Merger Proxy Statement/Prospectus and Stockholder Meeting

As promptly as practicable after the execution of the Merger Agreement, (i) the Company and Southern will prepare a registration statement on Form S-4 or other appropriate form in connection with the issuance of the Post-Domestication Company Shares in the Merger (including any amendments or supplements thereto) (the “Registration Statement”); and (ii) the Company will cause the Registration Statement and such other documents to be filed or furnished with the Securities Authorities and Nasdaq, as applicable and required by Law and the rules of the Nasdaq, respectively, and disseminated to each Company Shareholder and Southern Shareholder and other Person as required by Law. Promptly following the Registration Statement being declared effective, and within the time period provided in the proxy statement/prospectus contained therein, the Company will convene and conduct its special meeting of Company Shareholders to consider the Transactions.

Merger Closing

The consummation of the Merger will be on a date no later than two Business Days following the satisfaction or waiver of all of the closing conditions.

Merger Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of the Company, Southern and Merger SubCo relating to, among other things, their ability and authority to enter into the Merger Agreement and their capitalization and operations. The parties have also agreed to customary covenants including, without limitation, in connection with required regulatory filings for the Merger, requirements regarding Alternative Transaction proposals, certain restrictions on the operations of the Company and Southern prior to the Closing and the delivery of certain financial statements.  In addition, prior to the Effective Time, (i) the Company may elect, with Southern’s prior consent, to undertake a re-organization so long as such re-organization does not among other things, have material adverse consequences to the Company or the Company Shareholders and (ii) Southern shall use commercially reasonable efforts to enter into one or more binding, long-term offtake agreements in connection with its development of biomass to fuel plant in or around St. Charles Parish, Louisiana (the “Plant”).

Merger Conditions to Closing

General Conditions

The obligation of the parties to consummate the Merger is conditioned on, among other things, the satisfaction or waiver by the Company and Southern of the following conditions: (a) the stockholders of the Company have authorized and adopted the Company Resolutions; (b) the absence of any law that makes the Merger or the Domestication illegal or otherwise prohibits or enjoins the parties from consummating the same; (c) the parties have received the requisite regulatory approvals for the Merger; (d) the Post-Domestication Company Shares have been conditionally approved by Nasdaq for listing; (e) the Registration Statement has been declared effective by the SEC; (f) the Company Closing Organizational Documents shall have been filed and become effective (or have otherwise been duly adopted and be effective) and certain corporate actions with respect to the Post-Domestication Company, including the appointment and election of the agreed officers and directors thereof, shall have been duly completed and (g) the Domestication shall have been completed.

The approval of the Southern Shareholders is not a condition to consummate the Merger because the Southern Shareholders authorized and approved the Merger prior to Southern executing the Merger Agreement.

Company Conditions to Closing

The obligations of the Company to consummate the Merger is further conditioned on, among other things, the satisfaction or waiver by the Company of the following conditions: (a) the accuracy of the Southern representations and warranties contained in the Merger Agreement (generally subject to certain materiality qualifiers); (b) the performance by Southern of its agreements and covenants, in all material respects, between signing and closing; (c) the absence of a Southern Material Adverse Effect; (d) Southern maintaining at least $10,000,000 of assets on its unaudited balances sheet as the Effective Time (to be offset on a dollar-for-dollar basis for certain costs spent in connection with the Plant); (e) the Southern Shareholders as of the signing of the Merger Agreement owning at least a majority of the outstanding Southern Shares as of the Effective Time; and (f) the delivery to the Company of customary closing documentation.

Southern Conditions to Closing

The obligations of Southern to consummate the Merger is further conditioned on, among other things, the satisfaction or waiver by Southern of the following conditions: (a) the accuracy of the Company’s and Merger SubCo’s representations and warranties contained in the Merger Agreement (generally subject to certain materiality qualifiers); (b) the performance by the Company of its agreements and covenants, in all material respects, between signing and closing; (c) the absence of a Company Material Adverse Effect; (d) fewer than five percent (5%) of Company Shares have exercised dissenters’ rights in connection with the Domestication; and (e) delivery to Southern of customary closing documentation.

There can be no assurances that the closing conditions will be achieved or waived.

Termination

Termination Generally

The Merger Agreement contains certain termination rights, including, among others:

•
termination by either the Company or Southern: (a) upon mutual written consent; (b) if the requisite Company Shareholders fail to approve the Company Resolutions; (c) Laws or Orders prohibit or enjoin the consummation of the Transactions that have become final and nonappealable; or (d) the Effective Time does not occur on or prior to that date that is the nine (9) month anniversary of the date of the Agreement (the “Outside Date”), subject to a one-time thirty (30)-day extension if the parties mutually agree and a  60-day extension by the Company or Southern if the Registration is not declared effective by the Outside Date;

•
termination by the Company: (a) if Southern has an uncured material breach; (b) the Company enters into a Superior Proposal prior to the approval by the Company Shareholders of the Merger; or (c) there has been a Southern Material Adverse Effect; and

•
termination by Southern: (a) if the Company has an uncured material breach; (b) the Company’s Board of Directors changes its recommendation in certain circumstances in favor of the Merger or enters into a Superior proposal; or (c) there has been a Company Material Adverse Effect.

Termination Fee

The Company will owe a termination fee to Southern equal to 3.1% of the product of the Company Shares outstanding as of the date of termination and the volume weighted average price of the Company Shares for then ten (10) trading day period ending on the date of termination if:

•
(A) the Merger Agreement is terminated (1) by either Southern or the Company because the requisite Company Shareholders fail to approve the Company Resolutions, (2) by either Southern or the Company because the Outside Date has passed or (3) by Southern because the Company has an uncured material breach, (B) an Acquisition Proposal has been publicly disclosed or made known to the Company prior to such termination and (C) concurrently with or within 12 months after the date of any such termination, (x) the Company or any Company Subsidiary enters into a definitive agreement to effect any Acquisition Proposal or (y) any Acquisition Proposal is consummated;

•
Southern terminates the Merger Agreement because the Company’s Board of Directors changes its recommendation in certain circumstances in favor of the Merger or approves, recommends or authorizes the Company to enter into a written agreement concerning a Superior Proposal; or

•	The Company terminates the Merger Agreement to enter into a Superior Proposal.

Termination Reimbursement

If the Merger Agreement is terminated by the Company or Southern because the requisite Company Shareholders fail to approve the Company Resolutions, the Company shall reimburse Southern its reasonable, documented expenses in an amount not to exceed 1% of the product of the Company Shares outstanding as of the date of termination and the volume weighted average price of the Company Shares for then ten (10) trading day period ending on the date of termination.

Other Expenses

Company and Southern will each pay 50% of any filing fees payable for or in respect of any application, notification or other filing made in respect of the Transactions, including any fees, costs and expenses in connection with (i) the preparation, filing and approval by the SEC of the Registration Statement  and (ii) the preparation and of filing with a Governmental Authority of any antitrust filings.

Support & Lock-Up Agreements

In connection with signing the Merger, (i) the Company, Southern and the Core Company Securityholders each entered into Company Support & Lock-Up Agreement and (ii) the Company, Southern and the Southern Investor as of the date of the Agreement (the “Signing Southern Shareholder”) entered into the Southern Support & Lock-Up Agreement (collectively, the “Support & Lock-Up Agreement), each dated December 3, 2025, pursuant to which (i) each of the Core Company Securityholders and the Signing Southern Shareholder agreed to vote any Company Shares held by him, her or it in favor of the Transactions, and provided customary representations and warranties and covenants related to the foregoing, and (ii) each of the Core Company Securityholders and the Signing Southern Shareholder has agreed to certain transfer and lock-up restrictions.

Side Letter

Additionally, on December 3, 2025, the Company and Helena Global Investment Opportunities 1 Ltd. (“Helena”) entered into a Side Letter (the “Side Letter”) pursuant to which, among other things, they amended (i) that certain Securities Purchase Agreement (the “Convertible Note Purchase Agreement”) entered into as of July 18, 2025 by and between the Company and Helena, (ii) that certain Convertible Promissory Note (the “Convertible Promissory Note”), dated July 18, 2025, issued by the Company in favor of Helena, and (iii) that certain Purchase Amendment, dated as of October 29, 2024, Company (then known as Focus Impact Acquisition Corp.) and Helena, as amended by that certain First Amendment thereto, dated as of March 18, 2025, and that certain Second Amendment thereto, dated as of August 1, 2025, between the Company (the “ELOC Purchase Agreement”), as follows:

1.
Provided that no Event of Default (as defined in the Convertible Promissory Note) occurs and that the Company complies with the terms of the Side Letter until February 28, 2026, Helena agrees that on any trading day (i) it will not sell Conversion Shares (as defined in the Convertible Note Purchase Agreement) unless the daily traded volume of the Common Stock is in excess of $1,000,000 on such trading day, and (ii) it will not sell Conversion Shares in an amount in excess of 10% of the volume of the Common Stock traded on such trading day.

2.
The Company agrees that it will submit Advance Notices (as defined in the ELOC Purchase Agreement) pursuant to the ELOC Purchase Agreement in aggregate amount equal so that the Company receives net proceeds of no less than $7,500,000 prior to February 28, 2026.

3.
The Company will use its best efforts to comply with Article VII of the ELOC Purchase Agreement so that it is able to submit Advance Notices thereunder in a manner compliant with the ELOC Purchase Agreement.

Further, pursuant to the Side Letter, the Company acknowledged that if after the date of the Side Letter an Event of Default occurs under the Convertible Promissory Note or if the Company is not able to submit Advance Notices in a manner compliant with Article VII of the ELOC Agreement, for a period of more than five (5) Trading Days due to an action or omission of the Company, Helena shall cease to be bound by the limitations set forth in paragraph 1 above.

Item 7.01	Regulation FD Disclosure.

On December 3, 2025, the Company issued a press release announcing the execution of the Transaction Documents. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

PIPE

In connection with the Merger Agreement, on December 3, 2025, the Company entered into a securities purchase agreement (the “SPA”) with Southern’s sole shareholder at the time of the agreement (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor an aggregate of 128,370 PIPE Shares, for an aggregate purchase price of approximately $2,000,000 or $15.58 per PIPE Share. The SPA contains customary representations, warranties and covenants of the Company and the Investor. In connection with the SPA, the Company and Investor entered into a Company Support & Lock-Up Agreement, pursuant to which, among other things, the Investor agreed to certain transfer restrictions and stop-transfer instructions reflecting the unregistered status of the PIPE Shares.

The PIPE Investment was made in reliance on the private offering exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. The PIPE Shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Company expects to use the net proceeds from the PIPE Investment for general corporate purposes, including transaction-related costs in connection with the Merger and the Domestication. Up to $350,000 of such net proceeds will be used to satisfy Southern’s expenses related to the Transactions.

Registration Rights Agreement

In connection with the PIPE Investment, the Company and the Investor entered into a registration rights agreement, dated as of December 3, 2025 (the “RRA”), pursuant to which the Company agreed to register the resale of the PIPE Shares and the shares to be issued to certain Southern Shareholders in connection with the Merger (and, as applicable, any securities issued or issuable with respect to the PIPE Shares by way of stock split, stock dividend, recapitalization, the Domestication or similar event) as set forth therein.

Pursuant to the RRA, the Company has agreed to promptly after the Closing of the Merger or the termination of the Merger Agreement, as applicable, register the resale of the shares issued in connection with the PIPE as well as the shares issued to Southern’s shareholders in the Merger who are deemed to be the Company’s affiliates immediately after the Closing of the Merger.

The foregoing summary of the Merger Agreement, SPA, RRA, the Company Support & Lock-Up Agreement and the Southern Support & Lock-Up Agreement (the “Transaction Documents”) does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the Transactions and the Transaction Document is qualified in its entirety by reference to the full text of the Transaction Documents filed with this Current Report on Form 8-K. The Transaction Documents are included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the Company, Southern or the other parties thereto. In particular, the assertions embodied in representations and warranties by the Company, Southern and/or Merger SubCo contained in the Transaction Documents are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Transaction Documents. Moreover, certain representations and warranties in the Transaction Documents were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Transaction Documents as characterizations of the actual state of facts about the Company (and its subsidiaries), Southern and Merger SubCo.

Additional Information and Where to Find It

In connection with the proposed transaction, among the Company, Southern, Merger SubCo will prepare and file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain a proxy statement of Southern that also constitutes a prospectus (the “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to stockholders of the Company. The Company and Southern may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for any proxy statement, registration statement or prospectus, or any other document that the Company and Southern (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY THE COMPANY OR SOUTHERN WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Company’s investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus (when they become available), as well as other filings containing important information about the Company, Southern, and other parties to the proposed transaction, without charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge under the tab “Financials” on the “Investor Relations” page of the Company’s website at www.devvstream.com/investors/ or by contacting the Company’s Investor Relations Department at ir@devvstream.com.

Participants in the Solicitation

The Company, Southern and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the directors and executive officers of the Company is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on November 18, 2025, and in other documents subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that involve substantial risks and uncertainties. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; legal, economic, and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” or the negatives of these words or other similar terms or expressions that concern the Company’s or Southern’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.

We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Important factors that could cause actual results to differ materially from such plans, estimates, or expectations include, among others: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) the number of stockholders that exercise dissenter’s rights in connection with the Merger; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed transactions; (4) the outcome of any legal proceedings that may be instituted against the Company, Southern, the combined company or others; (5) the inability of the parties to successfully or timely consummate the Merger, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Merger or that the approval of stockholders is not obtained; (6) changes to the proposed structure of the proposed transactions that may be required or appropriate as a result of applicable laws or regulations; (7) the ability to meet stock exchange listing standards following the consummation of the proposed transactions; (8) the risk that the proposed transactions disrupts current plans and operations of the Company or Southern as a result of the announcement and consummation of the proposed transactions; (9) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (10) costs related to the proposed transactions; (11) changes in applicable laws or regulations; (12) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (13) the possibility that the Company, Southern or the combined company may be adversely affected by other economic, business, and/or competitive factors; (14) risks relating to the Company’s and Southern’s key intellectual property rights; (15) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent Form 10-K for the year ended July 31, 2025 and other filings with the SEC and (16) certain other risks identified and discussed the Company’s other public filings with Canadian securities regulatory authorities, available on the Company’s profile on SEDAR at www.sedarplus.ca. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Proxy Statement/Prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication.

Any forward-looking statements speak only as of the date of this communication. Neither the Company or Southern undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this communication nor the continued availability of this communication in archive form on the Company’s website at www.devvstream.com/investors/ should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1	Merger Agreement, dated as of December 3, 2025, by and among the Company, Southern Energy Renewables, Inc. and Sierra Merger Sub, Inc.
10.1	Securities Purchase Agreement, dated as of December 3, 2025, by and between the Company and EEME Energy SPV I LLC.
10.2	Registration Rights Agreement, dated as of December 3, 2025, by and between the Company and EEME Energy SPV I LLC.
10.3	Form of Company Support & Lock-Up Agreement.
10.4	Form of Southern Support & Lock-Up Agreement
99.1	Press Release, dated December 3, 2025.
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2025
DEVVSTREAM CORP.

	By:	/s/ Sunny Trinh
	Name:	Sunny Trinh
	Title:	Chief Executive Officer